Exhibit 99.1

Corteva Announces Effectiveness of Vylor’s Form 10 Registration Statement

INDIANAPOLIS – September 24, 2026 – Corteva (NYSE: CTVA) today announced that the U.S. Securities and Exchange Commission has declared effective Vylor’s Registration Statement on Form 10. The Form 10 includes information regarding the business, strategy and priorities for Vylor, as well as details about the separation of Vylor into an independent, publicly traded company, which is expected to be completed on October 1, 2026. The Form 10 can be found on Corteva’s website at: SEC Filing | Corteva Agriscience.

As previously announced, upon the completion of the separation, each Corteva stockholder of record as of the close of business on September 24, 2026 will receive one share of Vylor common stock for every share of Corteva common stock held of record by such stockholder as of such time. The distribution is expected to occur prior to 9:30 a.m., New York City time, on October 1, 2026. Vylor common stock has been authorized for listing on the New York Stock Exchange (“NYSE”) and is expected to begin “regular-way” trading on the NYSE under the symbol “VYLR” on October 1, 2026. Corteva has determined that there will not be “when-issued” trading in Vylor common stock or “ex-distribution” trading in Corteva common stock prior to the distribution.

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About Corteva

Corteva, Inc. (NYSE: CTVA) is a global pure-play agriculture company that combines industry-leading innovation, high-touch customer engagement and operational execution to profitably deliver solutions for the world’s most pressing agriculture challenges. Corteva generates advantaged market preference through its unique distribution strategy, together with its balanced and globally diverse mix of seed, crop protection, and digital products and services. With some of the most recognized brands in agriculture and a technology pipeline well positioned to drive growth, the company is committed to maximizing productivity for farmers, while working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. More information can be found at www.corteva.com.

About Vylor

Vylor is an advanced seed and genetics company that has, for more than a century, been focused on delivering groundbreaking innovation to farmers. Anchored in the agriculture industry’s most elite germplasm and transformative biotech, Vylor leverages its scientific expertise to deliver next generation technology to help farmers around the world boost yields. With its expertise in advanced science, leading routes-to-market and an expanding licensing business, Vylor drives value and delivers growth for farmers, customers and shareholders – and in doing so, helps feed, fuel and clothe the world. More information can be found at www.vylor.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements. Words such as “believe,” “will,” “plan,” “may,” “expect,” “see,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, Corteva’s intent to separate and its related expectations for Corteva and Vylor. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond Corteva’s and Vylor’s control.

Important factors that may affect Corteva’s or Vylor’s respective businesses and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, whether the objectives of the separation will be achieved; the terms, structure, benefits and costs of any action or transaction resulting from the separation; the timing of any such separation or related action and whether any such separation will be consummated at all; the risk that the announcement of the intended separation could have an adverse effect on the ability of Corteva or Vylor to retain and hire key personnel and maintain relationships with customers, suppliers, employees, shareholders and other business relationships and on its operating results and business generally; the risk the separation could divert the attention and time of each company’s management; the risk of any unexpected costs or expenses resulting from the separation process or separation itself; and the risk of any litigation relating to the separation, as well as the risks and uncertainties described in Corteva’s and Vylor’s risk factors, as they may be amended from time to time, set forth in their respective filings with the U.S. Securities and Exchange Commission. Corteva and Vylor disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statement in this press release, except as required by applicable law or regulation.

Media contact:

Bethany Shively

+1 (804) 866-2377

bethany.shively@corteva.com

Investor contact:

Kimberly Booth

+1 (302) 485-3400

kimberly.a.booth@corteva.com